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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2008

LIBERTY GLOBAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard Englewood CO 80112
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (303)220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION/Item 7.01 REGULATION FD DISCLOSURE

        Liberty Global, Inc. (LGI) indirectly owns 100% of UPC Holding B.V. (UPC Holding). UPC Holding owns businesses that provide video, high-speed Internet access and telephone services through broadband networks. At December 31, 2007, UPC Holding operated in 11 countries.

        On February 27, 2008, UPC Holding publicly announced in Europe its results for the quarter ended December 31, 2007 by issuing a press release. The full text of that press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

        The press release attached hereto as Exhibit 99.1 is being furnished to the SEC under both Item 2.02 "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure" of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of LGI's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless LGI expressly states in such filing that such information is to be considered "filed" or incorporated by reference therein.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.
	By:	/s/ RANDY L. LAZZELL Name: Randy L. Lazzell Title: Vice President
Date: February 27, 2008

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EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release

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  Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION/Item 7.01 REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX